                                SEVENTH AMENDMENT
                       TO REIMBURSEMENT AND LOAN AGREEMENT


         SEVENTH AMENDMENT, dated as of December 1, 1997 (this "Seventh Amendment"), to the REIMBURSEMENT AND LOAN AGREEMENT, dated as of December 1, 1990, as amended by the First Amendment thereto dated as of February 1, 1991, the Second Amendment thereto dated as of December 1, 1991, the Third Amendment thereto dated as of December 15, 1993, the Fourth Amendment thereto dated as of February 15, 1995, the Fifth Amendment thereto dated as of June 1, 1995 and the Sixth Amendment thereto dated as of March 31, 1996 (the "Reimbursement Agreement"), among Cogentrix of Richmond, Inc. (the "Borrower"), Banque Paribas, New York Branch, as letter of credit issuer (the "Issuing Bank"), Banque Paribas, New York Branch, and each other financial institution party thereto (the "Lenders"), and Banque Paribas, New York Branch, as agent for the Issuing Bank and the Lenders (the "Agent").

         The Borrower has requested that the Lenders amend Section 10.18 of the Reimbursement Agreement to permit the Borrower to change its fiscal year end from June 30 to December 31 of each year, and the Lenders party hereto are willing to agree to such request upon the terms and conditions set forth herein.

         Accordingly, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Reimbursement Agreement.

         2. Amendment of Reimbursement Agreement. Section 10.18 of the Reimbursement Agreement is hereby amended by deleting the reference therein to "June 30" and substituting in lieu thereof "December 31".

         3. Waiver. The provisions of Section 11.11 of the Reimbursement Agreement that require at least 60 days' prior written notice to the Agent of a change in the Borrower's fiscal year are hereby waived to the extent necessary to permit the transactions contemplated by this Seventh Amendment.

         4. Financial Statements. For purposes of Section 10.08(a) of the Reimbursement Agreement, for the six-month period beginning July 1, 1997 and ending December 31, 1997, the Borrower hereby agrees to furnish or cause to be furnished to the Agent and each Lender as soon as available, but in any event within 120 days after December 31, 1997, a copy of the balance sheet of each Reporting Participant as of December 31, 1997 and the related statements of income, retained earnings and changes in cash flow of such Reporting Participant for the six-months ended December 31, 1997, setting forth in each case in comparative form the figures for the corresponding period in the previous fiscal year, certified without qualification or exception as to the scope of its


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audit by independent public accountants of national standing reasonably acceptable to the Agent.

         5. No Other Amendments or Waivers. Except as expressly amended or waived hereby, the provisions of the Reimbursement Agreement are, and shall remain, in full force and effect. The waiver contained herein shall not constitute a waiver of any other provisions of the Reimbursement Agreement or for any purpose except as expressly set forth herein.

         6. Counterparts. This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

         7. Effective Date. This Seventh Amendment shall become effective on the date on which the Agent shall have received counterparts hereof executed by the Borrower and by the Required Lenders.

         IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                     COGENTRIX OF RICHMOND, INC.


                                     By: /s/ Elizabeth L. Rippetoe
                                         -------------------------------------
                                         Title: Vice President
                                                Assistant General Counsel


                                     BANQUE PARIBAS, NEW YORK BRANCH
                                        in its capacity as Agent, Issuing Bank,
                                        and as a Lender

                                     By: /s/ David Lee
                                         -------------------------------------
                                         Title: VP

                                     By: /s/ Andrew Platt
                                         -------------------------------------
                                         Title: AVP


Consented to:

THE FUJI BANK, LIMITED, NEW YORK BRANCH

By: /s/ Takeo Kada
    -------------------------------
        Takeo Kada
    Title: Senior Vice President

THE YASUDA TRUST AND BANKING CO., LTD.

By: /s/ R M Laudenschlager
    -------------------------------
        Rohn Laudenschlager
    Title: Senior Vice President

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CANADIAN IMPERIAL BANK OF COMMERCE

By: /s/ Christine Harrigan
    ------------------------------
    Title: Authorized Signatory

THE SUMITOMO BANK, LTD.                 THE SUMITOMO BANK, LTD.

By: /s/ James L. Hogan                  By: /s/ Nancy Z. Reimann
    ------------------------------         -----------------------------
        James L. Hogan                          Nancy Z. Reimann
    Title: Vice President and Manager      Title: Vice President

SOCIETE GENERALE

By: /s/ Ralph Saheb
    ------------------------------
    Title: Vice President and
           Regional Operations Manager

THE NIPPON CREDIT BANK, LTD., NEW YORK BRANCH

By: /s/ Koichi Sunagawa
    ------------------------------
    Title: Assistant Vice President

CREDIT LYONNAIS, NEW YORK BRANCH

By: /s/ James F. Guidera
    ------------------------------
    Title: Vice President

COMPAGNIE FINANCIERE de CIC et de
   L'UNION EUROPEENNE

By: /s/ Lawrence Carbillet                   By: /s/ David Staffellbach
    ------------------------------              ----------------------------
    Title: VP                                   Title: AVP

THE SANWA BANK, LTD.

By: /s/ Thomas R. Cantello
    -------------------------------
    Title: Assistant Vice President

INTERNATIONALE NEDERLANDEN
   (U.S.) CAPITAL CORPORATION

By: /s/ David S. Barrick                     By: /s/ Diedera Van Den Berg
    ------------------------------              --------------------------
        David S. Barrick                             Diedera Van Den Berg
    Title: Managing Director                    Title: Senior Associate


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